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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 2, 2005

                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                    0-26071                    06-1447017
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 2, 2005, we issued a press release describing our results of operations for the second quarter of 2005. Our press release issued in connection with the announcement is furnished as Exhibit 99.1 and is herein incorporated by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        Exhibit No.                         Description
        -----------     ----------------------------------------------------
           99.1         Press Release dated August 2, 2005 of the Registrant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2005                      EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
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                                           Susan Strausberg
                                           Chief Executive Officer and President

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